15a. INCOME TAX - Rate reconciliation (Details)	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
A. Income Tax - Rate Reconciliation Details
Income tax benefit at the federal statutory rate	(34.00%)	(34.00%)
State income tax benefit, net of federal tax benefit	(6.00%)	(6.00%)
Change in valuation allowance	40.00%	40.00%
Total	0.00%	0.00%